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                                                                  Exhibit 23.2

The Board of Directors
SBS Technologies, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                        KPMG LLP

Albuquerque, New Mexico
May 11, 2000